Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS THIRD QUARTER 2025 RESULTS

– Total net sales of $138.5 million, compared to $149.7 million in prior year third quarter –
– Net income of $2.7 million, compared to $5.4 million in prior year third quarter –
– EBITDA of $7.5 million, compared to $11.7 million in prior year third quarter –
– Board of Directors approves $0.14 per share quarterly dividend –

ST. PETERSBURG, Fla., November 3, 2025 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its third quarter 2025 results.

“Our earnings were as expected, demonstrating solid sequential progress from the second quarter and our updated full-year outlook reflects a higher mid-point,” said Michael Benstock, Chief Executive Officer. "We were also able to meaningfully improve SG&A, which bodes well for future profitability as greater economic clarity emerges. For now, our enhanced selling capabilities and competitive advantages continue to drive growth in our business pipelines, even during this period of volatile trade policy and uncertainty for customers and prospects. We are leveraging our diverse supply base and offering alternative products and solutions, while also benefiting from our own diversity across business segments and the end markets we serve. With our strong balance sheet, we can invest for future growth while paying an attractive dividend as we work to create long-term shareholder value.”

Third Quarter Results

For the third quarter ended September 30, 2025, net sales were $138.5 million, compared to third quarter 2024 net sales of $149.7 million. Pretax earnings of $3.2 million compared to $6.6 million in the third quarter of 2024. Net earnings of $2.7 million or $0.18 per diluted share compared to net income of $5.4 million or $0.33 per diluted share for the third quarter of 2024.

Third Quarter 2025 Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable November 28, 2025 to shareholders of record as of November 14, 2025.

2025 Full-Year Outlook

The Company is updating its full-year revenue outlook range from $550 million to $575 million to $560 million to $570 million.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian toll-free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through November 17, 2025. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 6514610 for replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the effect of existing and/or new or expanded tariffs, uncertainties related to supply disruptions, inflationary environment (including with respect to the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the effect of the Company’s previously disclosed material weakness in internal control over financial reporting; the Company may identify a material weakness in internal control in the future, which could result in us not preventing or detecting on a timely basis a material misstatement of the Company’s financial statements and to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$138,467	$149,690	$419,609	$420,268

Costs and expenses:
Cost of goods sold	85,389	89,144	260,764	253,650
Selling and administrative expenses	48,513	52,404	150,855	149,906
Interest expense, net	1,378	1,569	3,873	4,897
	135,280	143,117	415,492	408,453
Income before income tax expense	3,187	6,573	4,117	11,815
Income tax expense	443	1,170	580	1,900
Net income	$2,744	$5,403	$3,537	$9,915

Net income per share:
Basic	$0.19	$0.34	$0.24	$0.62
Diluted	$0.18	$0.33	$0.23	$0.60

Weighted average shares outstanding during the period:
Basic	14,738,863	16,107,549	15,050,834	16,118,885
Diluted	15,119,050	16,543,990	15,422,144	16,588,914

Cash dividends per common share	$0.14	$0.14	$0.42	$0.42

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	September 30,	December 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$16,651	$18,766
Accounts receivable, net	97,415	95,092
Inventories	105,655	96,675
Contract assets	48,623	51,688
Prepaid expenses and other current assets	11,685	10,831
Total current assets	280,029	273,052
Property, plant and equipment, net	38,830	41,879
Operating lease right-of-use assets	12,726	15,567
Deferred tax asset	13,828	13,835
Intangible assets, net	48,440	51,137
Goodwill	2,434	2,304
Other assets	18,985	17,360
Total assets	$415,272	$415,134

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45,727	$50,942
Other current liabilities	42,902	44,367
Current portion of long-term debt	6,094	5,625
Current portion of acquisition-related contingent liabilities	648	814
Total current liabilities	95,371	101,748
Long-term debt	93,906	80,410
Long-term pension liability	13,614	13,315
Long-term acquisition-related contingent liabilities	743	935
Long-term operating lease liabilities	7,875	10,486
Other long-term liabilities	9,927	9,384
Total liabilities	221,436	216,278
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 15,968,792 and 16,484,921 shares, respectively	15	16
Additional paid-in capital	84,541	84,060
Retained earnings	112,561	120,139
Accumulated other comprehensive loss, net of tax:	(3,281)	(5,359)
Total shareholders’ equity	193,836	198,856
Total liabilities and shareholders’ equity	$415,272	$415,134

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,537	$9,915
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,157	9,872
Inventory write-downs	1,793	1,893
Credit loss expense	2,347	251
Share-based compensation expense	3,916	2,905
Change in fair value of acquisition-related contingent liabilities	659	363
Non-cash operating lease expense	2,843	1,625
Other, net	244	653
Changes in assets and liabilities, net of acquisition of a business:
Accounts receivable	(3,710)	3,891
Contract assets	3,326	(1,671)
Inventories	(10,535)	2,241
Prepaid expenses and other current assets	(423)	(1,292)
Other assets	(1,692)	(959)
Accounts payable and other current liabilities	(10,636)	(5,917)
Payment of acquisition-related contingent liabilities	(791)	(686)
Other long-term liabilities	1,235	1,413
Net cash provided by operating activities	1,270	24,497

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(3,407)	(2,911)
Net cash used in investing activities	(3,407)	(2,911)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	76,000	31,000
Payments under revolving lines of credit	(58,000)	(37,000)
Payments of term loan	(4,218)	(3,281)
Payment of cash dividends	(6,713)	(6,994)
Payment of acquisition-related contingent liabilities	(226)	(897)
Proceeds received on exercise of stock options and payments for shares withheld for taxes	90	1,118
Common shares repurchased and retired	(7,928)	(6,346)
Net cash used in financing activities	(995)	(22,400)

Effect of currency exchange rates on cash	1,017	(709)
Net decreases in cash and cash equivalents	(2,115)	(1,523)
Cash and cash equivalents balance, beginning of period	18,766	19,896
Cash and cash equivalents balance, end of period	$16,651	$18,373

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$2,744	$5,403	$3,537	$9,915
Interest expense, net	1,378	1,569	3,873	4,897
Income tax expense	443	1,170	580	1,900
Depreciation and amortization	2,975	3,252	9,157	9,872
Impairment charge	-	260	-	260
EBITDA(1)	$7,540	$11,654	$17,147	$26,844
EBITDA margin(1)	5.4%	7.8%	4.1%	6.4%

(1) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, net, income tax expense and depreciation and amortization expense. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS
(Unaudited)
(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2025:
Net sales	$85,095	$31,520	$22,664	$(812)	$-	$138,467
Cost of goods sold	55,466	19,394	10,669	(140)	-	85,389
Gross margin	29,629	12,126	11,995	(672)	-	53,078
Selling and administrative expenses	23,501	9,779	10,283	(672)	5,622	48,513
Depreciation and amortization	1,396	832	661	-	86	2,975
Segment EBITDA(1)	$7,524	$3,179	$2,373	$-	$(5,536)	$7,540

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended September 30, 2024:
Net sales	$92,547	$33,025	$25,038	$(920)	$-	$149,690
Cost of goods sold	59,037	19,216	11,296	(405)	-	89,144
Gross margin	33,510	13,809	13,742	(515)	-	60,546
Selling and administrative expenses	24,223	11,240	11,482	(515)	5,974	52,404
Impairment charge	-	260	-	-	-	260
Depreciation and amortization	1,446	944	770	-	92	3,252
Segment EBITDA(1)	$10,733	$3,773	$3,030	$-	$(5,882)	$11,654

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Nine Months Ended September 30, 2025:
Net sales	$264,216	$87,036	$70,866	$(2,509)	$-	$419,609
Cost of goods sold	173,884	54,761	33,277	(1,158)	-	260,764
Gross margin	90,332	32,275	37,589	(1,351)	-	158,845
Selling and administrative expenses	72,353	29,383	32,816	(1,351)	17,654	150,855
Depreciation and amortization	4,271	2,598	2,022	-	266	9,157
Segment EBITDA(1)	$22,250	$5,490	$6,795	$-	$(17,388)	$17,147

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Nine Months Ended September 30, 2024:
Net sales	$260,911	$88,854	$73,422	$(2,919)	$-	$420,268
Cost of goods sold	167,534	53,335	34,075	(1,294)	-	253,650
Gross margin	93,377	35,519	39,347	(1,625)	-	166,618
Selling and administrative expenses	70,486	30,931	32,436	(1,625)	17,678	149,906
Impairment charge	-	260	-	-	-	260
Depreciation and amortization	4,513	2,837	2,246	-	276	9,872
Segment EBITDA(1)	$27,404	$7,685	$9,157	$-	$(17,402)	$26,844

(1) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment EBITDA include: interest expense, net and depreciation and amortization expense. Total EBITDA is a non-GAAP financial measure. Please see reconciliation of Total EBITDA included in the Non-GAAP Financial Measures table above.